UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 0549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2021

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18225	77-0059951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CSCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

In order to change the state of its incorporation from California to Delaware (the “Reincorporation”), Cisco Systems, Inc., a California corporation (“Cisco Systems California”), merged with and into (the “Merger”) its wholly-owned subsidiary, Cisco Systems (DE), Inc., a Delaware corporation (“Cisco Systems Delaware”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) which became effective on January 25, 2021. Cisco Systems Delaware is the surviving corporation in the Merger and at the effective time of the Merger, changed its name to Cisco Systems, Inc. As a result of the Merger, the former shareholders of Cisco Systems California are now shareholders of Cisco Systems Delaware. This Current Report on Form 8-K is being filed for the purpose of establishing Cisco Systems Delaware as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters. Pursuant to Section 12g-3(a) under the Exchange Act, as Cisco Systems Delaware is a successor issuer, its shares of common stock, par value $0.001 per share, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01.	Entry Into A Material Definitive Agreement.

Agreement and Plan of Merger

As described above and under Item 3.03 below, on January 25, 2021, Cisco Systems California and Cisco Systems Delaware entered into the Merger Agreement pursuant to which each share of common stock, par value of $0.001 per share, of Cisco Systems California outstanding immediately prior to the effective time of the Merger automatically converted into the right to receive a share of common stock par value of $0.001 per share, of Cisco Systems Delaware. After completion of the Merger, the shareholders of Cisco Systems California became the shareholders of Cisco Systems Delaware which, together with its subsidiaries, will continue to be engaged in the same business that Cisco Systems California and its subsidiaries were engaged in prior to the Merger. The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnity Agreements

Effective January 25, 2021, Cisco Systems Delaware entered into new indemnity agreements (the “Indemnity Agreements”) with each of its executive officers and directors in order to reflect the Reincorporation and reflect the governing law of Delaware. The Indemnity Agreements provide indemnification of an Indemnitee to the fullest extent permitted by law.

The foregoing description of the Indemnity Agreement does not purport to be complete and is qualified in its entirety by reference to the Indemnity Agreement, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On January 25, 2021, Cisco Systems California changed its state of incorporation from California to Delaware through the Merger, which was conducted for such purpose. The Merger Agreement relating to the Reincorporation was approved by the requisite vote of Cisco Systems California’s shareholders at Cisco Systems California’s Annual Meeting of Shareholders held on December 10, 2020. Other than the change in the state of incorporation, the Reincorporation did not result in any change in the business, physical location, management, assets, liabilities or net worth of Cisco Systems Delaware, nor did it result in any change in location of Cisco Systems Delaware’s employees, including Cisco Systems Delaware’s management. In addition, upon the effectiveness of the Reincorporation, the board of directors of Cisco Systems Delaware consisted of those persons elected or appointed to the current board of directors of Cisco Systems California, who will continue to serve on the board of directors, and the individuals who served as executive officers of Cisco Systems California immediately prior to the reincorporation will continue to serve as executive officers of Cisco Systems Delaware. Furthermore, Cisco Systems Delaware’s common stock will continue to trade on the Nasdaq stock exchange under the symbol “CSCO.”

As of January 25, 2021, the effective date of the Reincorporation, the rights of Cisco Systems Delaware’s stockholders began to be governed by the Delaware General Corporation Law (“DGCL”) and the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of Cisco Systems Delaware attached hereto as Exhibits 3.1 and 3.2, respectively. The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of Cisco Systems Delaware include certain provisions which are required by the DGCL and may alter the rights of stockholders and powers of management. For additional description and discussion of these changes, please refer to Cisco Systems California’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 21, 2020.

In addition, a description of the common stock of the Company is set forth as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

2.1	Agreement and Plan of Merger, dated as of January 25, 2021 by and between Cisco Systems, Inc., a California corporation, and Cisco Systems (DE), Inc., a Delaware corporation

3.1	Amended and Restated Certificate of Incorporation of Cisco Systems, Inc., as currently in effect.

3.2	Amended and Restated Bylaws of Cisco Systems, Inc., as currently in effect.

10.1	Form of Indemnity Agreement

99.1	Description of Capital Stock of Cisco Systems, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: January 25, 2021	By:	/s/ Evan Sloves
	Name:	Evan Sloves
	Title:	Secretary